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                                  ENDORSEMENT

                                      TO

                 FACULTATIVE OBLIGATORY RETROCESSIONAL AGREEMENT
                    (hereinafter referred to as "Agreement")

                                    between

                           PXRE REINSURANCE COMPANY
                   (hereinafter referred to as the "Company")

                                      and

                          SELECT REINSURANCE COMPANY
                  (hereinafter referred to as the "Reinsurer")

It is understood and agreed that effective January 1, 2001, the participation of the Reinsurer is amended to 16.5%.

Under terms of the Agreement, the Reinsurer agrees to assume severally and not jointly with other participants a 16.5% share (being $3,300,000 per program) of the liability described in the attached Agreement, and as consideration of the above, the Reinsurer shall receive 16.5% of the premium named therein for cession made on or after 12:01 a.m., January 1, 2001, local time, for business incepting or renewing after that date.


Signed in Hamilton, Bermuda this 1st day of March, 2001.

                           SELECT REINSURANCE LTD.

                       BY: BOB MYRON
                            ___________________________

                       TITLE: Vice President
                              ________________________

And in Edison, New Jersey, this 28th day of February, 2001.

                          PXRE REINSURANCE COMPANY

                       BY: GORDON FORSYTH
                           ___________________________

                       TITLE: Executive Vice President
                              ________________________